HEDGED INCOME FUND

A:	AALIX
Investor:	APLIX
Institutional:	AILIX

SUMMARY PROSPECTUS	December 28, 2020

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at http://prospectus-express.newriver.com/summary.asp?doctype=pros&clientid=cavanalhil l&fundid=14956P679. You can also get this information at no cost by calling 1-800-762-7085 or sending an e-mail request to info@cavanalhill.com. The Fund’s prospectus and Statement of Additional Information, both dated December 28, 2020, and most recent annual report, dated August 31, 2020, are incorporated by reference into this Summary Prospectus and may be obtained, without charge, at the website and by calling the phone number noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.cavanalhillfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling (800) 762-7085.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund you can call (800) 762-7085 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Investment Objective

To seek current income with the potential for long-term capital appreciation with less volatility than the broad equity market.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Hedged Income Fund. You may qualify for sales charge discounts if you and your family invest or agree to invest in the future, at least $200,000 in Cavanal Hill Funds. More information about these and other discounts is available from your financial professional and in the section “Initial Sales Charge (Bond and Equity Funds, A Shares Only)” and “Contingent Deferred Sales Charge (CDSC-Class A Only)” on page 54 in the prospectus and in the section “Additional Purchase and Redemption Information” on page 37 of the statement of additional information. An investor transacting in Institutional Shares, which do not have any front-end sales charge, contingent deferred sales charge, or other asset based fee for sales or distribution, may be required to pay a commission to a broker or other financial intermediary for effecting such transactions on an agency basis. Such commissions are not reflected in the tables or the example below. Shares of the Fund are available in other share classes that have different fees and expenses. An investor transacting in Institutional Shares, which do not have any front-end sales charge, contingent deferred sales charge, or other asset based fee for sales or distribution, may be required to pay a commission to a broker or other financial intermediary for effecting such transactions on an agency basis. Such commissions are not reflected in the tables or the example below. Shares of the Fund are available in other share classes that have different fees and expenses.

Shareholder Fees (fees paid directly from your investment)	A Shares	Investor Shares	Institutional Shares
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	2.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00%*	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).	A Shares	Investor Shares	Institutional Shares
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	—
Other Expenses**	0.40%	0.55%	0.55%
Shareholder Servicing Fees	0.10%	0.25%	0.25%
Total Annual Fund Operating Expenses	1.45%	1.60%	1.35%
Less Fee Waivers†	-0.10%	-0.25%	-0.25%
Total Annual Fund Operating Expenses After Fee Waivers	1.35%	1.35%	1.10%
*	A Shares are available with no front-end sales charge on investments of $200,000 or more. There is, however, a contingent deferred sales charge (CDSC) of 1.00% on any A Shares upon which a dealer concession was paid that are sold within one year of purchase.
**	Other Expenses are based on estimates.
†	The Adviser has contractually agreed to waive fees payable to it or reimburse certain expenses so that expenses (other than extraordinary expenses and any Acquired Fund Fees and Expenses) for each Class do not exceed 1.10%, plus class-specific fees until December 31, 2021. Affiliates of the Adviser have contractually agreed to waive all Shareholder Servicing Fees to which they are entitled. The affiliate waivers result in a reduction of the Shareholder Servicing Fee paid by all purchasers of a Class to the extent shown in the table. Contractual waivers are in place for the period through December 31, 2021 and may only be terminated or modified with the approval of the Fund’s Board of Trustees.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year
A Shares	$335	$640
Investor Shares	$137	$481
Institutional Shares	$112	$403

Portfolio Turnover

The Hedged Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, no turnover information is presented at this time.

Principal Investment Strategy

To pursue its objective, under normal circumstances, the Fund invests primarily in dividend paying equity securities, with at least 80% of its net assets in income generating equity securities and equity-related instruments traded on U.S. exchanges. For purposes of this policy, the Fund includes common stocks and securities convertible into common stocks of companies with any market capitalization and sponsored or unsponsored American Depositary Receipts (ADRs). Under normal circumstances, the fund will seek to generate current earnings from option premiums by writing (selling) call options on its portfolio securities, all of which will be covered calls. A covered call refers to a financial transaction in which the investor selling a call option owns an equivalent amount of the underlying security. The investor’s ownership of the long position in the asset is the “cover” because the seller can deliver the shares if the buyer of the call option chooses to exercise. The fund seeks to produce current income from dividends and, to a lesser extent, from option writing premiums. The Fund will buy index and ETF put options in order to seek to both reduce volatility and provide downside market protection for the portfolio.

The portfolio management team of the Fund selects equity securities that it believes will pay consistent and sustainable dividends, have a strong track record of and future ability to increase the dividend, proven history of predictable cash flows that increase over time, and with barriers to competition. At the time of initial investment selection, common stocks will have a minimum market cap of $1 billion and a dividend yield of at least 50 basis points higher than the S&P 500® Index. The portfolio will typically invest in 25 to 40 holdings across multiple economic sectors and will not invest more than 35% of the fund’s net assets in any one such sector to diversify risk.

The extent of option writing activity will depend on the portfolio management team’s judgment regarding perceived value associated with security prices, market conditions, the attractiveness of writing call options on the fund’s stock holdings, and timing issues related to monthly option expiration dates. Writing covered calls produces income from premiums, a portion of which will be used to purchase puts which helps to reduce the volatility (and risk profile) of the fund by providing downside protection.

The fund is required to pledge collateral for the covered call option trades and will hold the security as collateral for all such covered call option trades. Put options collateral is limited to the total cash paid for the option. The fund’s custodian will segregate such collateral for the benefit of the counterparty. High levels of new investment inflow can lead to periods of higher cash levels, as investment opportunities are identified. Similarly, during periods in which stock markets advance, the exercise of options may result in higher cash levels.

The Fund is non-diversified, meaning it may invest in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund.

Purchase and sale decisions are based on the Adviser’s judgment about issuers, risk, prices of securities, market conditions, potential returns, and other economic factors.

Principal Investment Risks

Loss of money is a risk of investing in the Fund. In addition, the principal risks of investing in the Fund, which could adversely affect the Fund’s net asset value, yield or total return are:

●	Market Risk — The market value of a security may move up and down, sometimes rapidly and unpredictably.

●	Issuer Specific — The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, earnings and sales trends, investor perceptions, financial leverage or reduced demand for the issuer’s goods or services.

●	Derivative Risk — The risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

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●	Call Options Risk — Investments in call options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and counterparty default risk. The risk of potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used. By writing covered call options, a fund will not benefit from any potential increases in the value of a fund asset above the exercise price, but will bear the risk of declines in the value of the asset. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a call option, the Fund risks losing the entire premium invested if the value of the reference index or security is below (above) the call strike at maturity. Writing of covered call options are also subject to the risk that the counterparty to the transaction will not fulfil its obligations.

●	Put Option Risk — When the Fund purchases a put option on a security or index it may lose the entire premium paid if the underlying security or index does not decrease in value. The Fund is also exposed to default by the put writer who may be unwilling or unable to perform its contractual obligations to the Fund.

●	Hedging Risk — The risk that the stocks in the portfolio may decrease in value more than the increase in value of the put options. In addition, the puts used to hedge the portfolio are purchased on ETFs or indexes and do not hedge company specific risk of stocks that owned in the portfolio. Hedging may not be effective based on timing, the underlying instrument hedged, or duration of the hedge.

●	Limited Number of Holdings Risk — As a large percentage of a Fund’s assets may be invested in a limited number of securities, each investment has a greater effect on a Fund’s overall performance and any change in the value of those securities could significantly affect the value of your investment in the fund.

●	Non-Diversification Risk — Investments of a “non-diversified” mutual fund are not required to meet certain diversification requirements under Federal law. Compared with “diversified” portfolios, a non-diversified fund may invest a greater percentage of its assets in the securities of an issuer. A decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held more diversified holdings.

●	Management Risk — There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

●	Dividend Paying Security Risk — The fund’s investment in dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stock of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

●	Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.

●	Mid Cap Risk — The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

●	Small Cap Risk — Small cap companies may be more vulnerable to adverse business or economic developments. They may also be less liquid and/or more volatile than securities of larger companies or the market averages in general. Small cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.

●	Tax Risk — If positions held by the Fund were treated as “straddles” for federal income tax purposes, or a Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury Regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment or qualify for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.

To the extent that the Fund makes investments with additional risks, those risks could increase volatility or reduce performance. The Fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and may increase the amount of taxes that you pay.

For more information about these risks, please refer to the section titled “Investment Practices and Risks” in the Fund’s prospectus. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance Information

Because it has not yet completed a full calendar year of operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information may be obtained on the Fund’s website www.cavanalhillfunds.com or by calling 1-800-762-7085.

Investment Adviser

Cavanal Hill® Investment Management, Inc. serves as the investment adviser for the Fund. Lavaca Capital, LLC serves as the investment sub-adviser for the Fund.

Portfolio Managers

The following individuals are primarily responsible for the day-to-day management of the Fund’s portfolio:

Brandon R. Barnes, CFA, is a Senior Vice President of Cavanal Hill Investment Management, Inc. and has been a Portfolio Manager of the Fund since 2020.

Michael C. Schloss is a Vice President of Cavanal Hill Investment Management, Inc. and has been a Portfolio Manager of the Fund since 2020.

Scott Phillips is the Founder, and CEO & CIO of Lavaca Capital, LLC and has been a Portfolio Manager of the Fund since 2020.

Jacob Johnson is a Portfolio Manager at Lavaca Capital, LLC and has been a Portfolio Manager of the Fund since 2020.

Purchase and Sale of Fund Shares

The following initial and additional purchase requirements apply:

	Initial Purchase	Additional Purchases
Bond and Equity Funds
A Shares	None	None
Investor Shares	$100	None
Institutional Shares	$1,000	None

Shares may be purchased, sold (redeemed) or exchanged on any business day by:

●	Sending a written request by mail to the Funds Custodian: BOKF, NA, Attention: Cavanal Hill Funds, P.O. Box 182730, Columbus, Ohio 43218-2730.

●	Sending a written request by overnight mail to: Cavanal Hill Funds, c/o FIS Investor Services, LLC, 4249 Easton Way, Suite 400, Columbus, OH, 43219-6171.

●	Calling us at 1-800-762-7085 with instructions as to how you wish to complete the transaction (mail, wire, electronic transfer).

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Retirement accounts may be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its service providers may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. In addition, if you purchase shares that do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution from a broker or other financial intermediary on an acting agency basis, you may be required to pay a commission in an amount charged and separately disclosed to you by such party. In addition, if you purchase shares that do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution from a broker or other financial intermediary acting on an agency basis, you may be required to pay a commission in an amount charged and separately disclosed to you by such party.

CH-SPU-MCC-1220

www.cavanalhillfunds.com	4	1-800-762-7085